Exhibit 99.1

FORM OF AFFILIATE AGREEMENT

THIS AFFILIATE AGREEMENT (the “Agreement”), dated as of July 24, 2023, is by and among Atlantic Union Bankshares Corporation, a Virginia corporation (“Buyer”), American National Bankshares Inc., a Virginia corporation (“AMNB”), and the undersigned shareholder [and director][and executive officer] of AMNB (the “Shareholder”), in such person’s capacity as a shareholder of AMNB, and not in his or her capacity as a director or officer of AMNB, as applicable. All terms used herein and not defined herein shall have the meanings assigned thereto in the Merger Agreement (defined below).

WHEREAS, concurrently with the execution of this Agreement, Buyer and AMNB are entering into an Agreement and Plan of Merger, dated as of the date hereof, between Buyer and AMNB (as amended, supplemented, restated or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, AMNB will merge with and into Buyer, with Buyer as the surviving corporation (the “Merger”), and American National Bank and Trust Company, a national banking association and wholly owned subsidiary of AMNB (“AMNB Bank”), will merge with and into Buyer Bank, a bank duly chartered under the laws of the Commonwealth of Virginia and wholly owned subsidiary of Buyer (“Buyer Bank”), with Buyer Bank as the surviving bank (together with the Merger, the “Mergers”);

WHEREAS, the Shareholder is a [director][officer] of AMNB and has beneficial ownership of and Sole Authority (defined below) over the number of shares of common stock, par value $1.00 per share, of AMNB (“AMNB Common Stock”) set forth opposite the Shareholder’s name on Schedule A hereto (the “Existing Shares” and together with any shares of AMNB Common Stock or other capital stock of AMNB and any securities convertible into or exchangeable for shares of AMNB Common Stock or other capital stock of AMNB, in each case that is subsequently acquired by the Shareholder during the term of this Agreement, are referred to herein as the “Shares”); provided, that the terms “Existing Shares” and “Shares” shall not include any securities beneficially owned by the Shareholder as a trustee or fiduciary and over which the Shareholder does not have Sole Authority, and this Agreement is not in any way intended to affect the exercise by the Shareholder of his or her fiduciary duties in respect of any such securities; and

WHEREAS, as a condition and material inducement to Buyer entering into the Merger Agreement, the Shareholder has agreed to enter into and perform this Agreement.

NOW, THEREFORE, in consideration of the covenants, representations, warranties and agreements set forth herein and in the Merger Agreement, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.	Agreement to Vote.

During the term of this Agreement and at the AMNB Meeting or at any other meeting of the shareholders of AMNB, however called, including any adjournment or postponement thereof, and in connection with any written consent of the shareholders of AMNB (collectively, the “AMNB Shareholder Meeting”), the Shareholder irrevocably and unconditionally agrees that it shall, in each case to the fullest extent that such matters are submitted for the vote or written consent of the Shareholder and that the Shares are entitled to vote thereon or consent thereto:

(a)    appear at each AMNB Shareholder Meeting or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum; and

(b)    to vote (or cause to be voted) or deliver (or cause to be delivered) a written consent covering, all of the Shares, and to cause any holder of record of the Shares to vote all such Shares, in person or by proxy: (i) in favor of the approval of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Mergers, and any actions required in furtherance thereof, at the AMNB Shareholder Meeting; and (ii) against (A) any Acquisition Proposal, (B) any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of AMNB under the Merger Agreement or of the Shareholder under this Agreement, and (C) any action, proposal, transaction or agreement that is intended or could reasonably be expected to impede, interfere with, delay, discourage, adversely affect, frustrate the purposes of, or inhibit the timely consummation of the Mergers or the other transactions contemplated by the Merger Agreement or this Agreement or the fulfillment of AMNB’s or Buyer’s obligations or conditions under the Merger Agreement.

2.	Representations and Warranties and Covenants of Shareholder.

The Shareholder represents, warrants, covenants and/or agrees as follows:

(a)    Ownership. The Shareholder is the beneficial owner of the Existing Shares, and all of the Shares owned by the Shareholder from the date hereof through and on the Closing Date will be beneficially owned by the Shareholder, in each case, subject to Section 13.1-662H of the Virginia Stock Corporation Act, as amended (the “VSCA”). Except for the Existing Shares, the Shareholder is not the beneficial or registered owner with Sole Authority of any other shares of AMNB Common Stock or rights to acquire shares of AMNB Common Stock as of the date hereof. The Shareholder has and will have, at all times through the Closing Date, (i) sole voting power, including the right to control such vote as contemplated herein, (ii) sole power of disposition, including the right to control any disposition, (iii) sole power to issue instructions with respect to the matters set forth in Section 1 hereof, including the right to control the making or issuing any such instructions, and (iv) sole power to agree to all of the matters set forth in this Agreement, including the right to cause such agreements (clause (i) through (iv), collectively, “Sole Authority”), in each case, with respect to all of the Shares, subject to Section 13.1-662H of the VSCA. The Shareholder has possession of an outstanding certificate or outstanding certificates representing all of the Shares (other than Shares held at the Depository Trust Company and/or in book-entry form) and such certificate or certificates does or do not contain any legend or restriction inconsistent with the terms of this Agreement, the Merger Agreement or the transactions contemplated hereby and thereby. For purposes of this Agreement, the term “beneficial ownership” and correlative terms shall be interpreted in accordance with Rule 13d-3 under the Exchange Act.

(b)    Restrictions on Transfer. During the term of this Agreement, the Shareholder will not (i) sell, pledge, hypothecate, tender, grant a security interest in, transfer or otherwise dispose of or grant or create a Lien in or upon, or gift or place in trust, any of the Shares and will not offer to make such a sale, transfer or other disposition or enter into any agreement, arrangement or understanding (other than a proxy for the purpose of voting the Shareholder’s Shares in accordance with Section 1 hereof) which would during that term (A) restrict, (B) establish a right of first refusal to, or (C) otherwise relate to, the transfer of the Shares (including transfer by testamentary or intestate succession or otherwise by operation of law) or any right, title or interest in the Shares (including, but not limited to, any right or power to vote to which the Shareholder may be entitled, whether such right or power is granted by proxy or otherwise) or the record of legal or beneficial ownership of the Shares (“Transfer”), (ii) except as otherwise permitted by this Agreement or by order of a court of competent jurisdiction, take any action that could restrict or otherwise affect the Shareholder’s legal power, authority and right to vote all of the Shares then beneficially owned by him or her, or otherwise comply with and perform his or her covenants and obligations under this Agreement, or (iii) publicly announce any intention to do any of the foregoing. Any Transfer in violation of this provision shall be void. The Shareholder understands and agrees that if the Shareholder attempts to Transfer, vote or provide any other person with the authority to vote any of the Shares other than in compliance with this Agreement, AMNB shall not, and the Shareholder hereby unconditionally and irrevocably instructs AMNB to not (i) permit such Transfer on its books and records, (ii) issue a new certificate representing any of the Shares, or (iii) record such vote unless and until the Shareholder shall have complied with the terms of this Agreement.

(c)    Authority. The Shareholder has full power, authority and legal capacity to enter into, execute and deliver this Agreement and to perform fully the Shareholder’s obligations hereunder. This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes the legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms.

(d)    No Liens. The Shareholder has good and marketable title to the Shares and the Shares and the certificates representing any of the Shares are now, and at all times during the term of this Agreement, will be, held by the Shareholder, or by a nominee or custodian for the benefit of the Shareholder, free and clear of all pledges, liens (statutory or other), mortgages, security interests, charges, options to purchase, leases, claims, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement) (each, a “Lien”), except for (i) any Liens arising hereunder, and (ii) Liens, if any, which have been disclosed on Schedule B attached hereto.

(e)    No Breach. None of the execution and delivery of this Agreement nor the performance by the Shareholder of his or her obligations hereunder will result in a violation of, or a default under, result in the creation of any Liens on the assets of the Shareholder or conflict with, any law, order, contract, loan and credit arrangements, Liens, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Shareholder is a party or bound or to which the Shares are subject.

(f)    No Prior Proxies. Except as contemplated by this Agreement, neither the Shareholder nor any of his or her affiliates has entered into any voting agreement or voting trust with respect to any Shares or entered into any other arrangement relating to the voting of the

Shares. Any prior proxies or voting rights previously given by the Shareholder in respect of the Shares are revocable, and the Shareholder covenants that any such proxies or voting rights are hereby irrevocably revoked.

(g)    Consents and Approvals. The execution and delivery of this Agreement by the Shareholder does not, and the performance by the Shareholder of his or her obligations under this Agreement and the consummation by him or her of the transactions contemplated hereby will not, require the Shareholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any third party or Governmental Entity. No consent or approval of Shareholder’s spouse is necessary under any “community property” or other laws in order for Shareholder to enter into and perform its obligations under this Agreement.

(h)    Absence of Litigation. There is no suit, action, investigation or proceeding pending or, to the knowledge of the Shareholder, threatened against or affecting the Shareholder or any of his or her affiliates before or by any Governmental Entity that could reasonably be expected to impair the ability of the Shareholder to perform his or her obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(i)    Statements. The Shareholder shall not make any statement, written or oral, to the effect that he or she does not support the Mergers or that other shareholders of AMNB should not support the Mergers.

(j)    No Inconsistent Agreements. Except for this Agreement, the Shareholder shall not (i) enter into at any time while this Agreement remains in effect, any voting agreement or voting trust or any other agreement, arrangement or understanding with respect to the Shares, (ii) grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney in contravention of the obligations of the Shareholder under this Agreement with respect to the Shares, (iii) commit any act that could restrict or affect his or her legal power, authority and right to vote any of the Shares then held of record or beneficially owned by the shareholder or otherwise reasonably be expected to prevent or disable the Shareholder from performing any of his or her obligations under this Agreement, (iv) take any action that would reasonably be expected to make any representation or warranty of the Shareholder contained herein untrue or incorrect or have the effect of impeding, preventing, delaying, interfering with, disabling or adversely affect the performance by, the Shareholder from performing any of his or her obligations under this Agreement, and (v) publicly announce any intention to do any of the foregoing.

(k)    Further Assurances. From time to time, at the request of AMNB or Buyer and without further consideration, the Shareholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to effect the actions and consummate the transactions contemplated by this Agreement.

(l)    Disclosure. The Shareholder hereby authorizes AMNB and Buyer to publish and disclose in any announcement or disclosure required by applicable law and any proxy statement filed in connection with the transactions contemplated by the Merger Agreement the Shareholder’s identity and ownership of the Shares and the nature of the Shareholder’s obligation under this Agreement.

(m)    No Fees. The Shareholder has not employed any broker or finder or incurred any liability for any financial advisory fees, investment bankers’ fees, brokerage fees, commissions, or finders’ fees in connection with this Agreement or the transactions contemplated hereby.

(n)    Reliance by Buyer. The Shareholder understands and acknowledges that Buyer is entering into the Merger Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement and the representations and warranties of Shareholder contained herein.

3.	Certain Events.

The Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person to which legal or beneficial ownership of the Shares shall pass, whether by operation of law or otherwise, including the Shareholder’s successors or assigns. In the event of any stock split, stock dividend, merger, exchange, reorganization, recapitalization or other change in the capital structure of AMNB affecting the Shares, the number of Shares subject to the terms of this Agreement shall be appropriately adjusted, and this Agreement and the obligations hereunder shall attach to any additional securities of AMNB issued to or acquired by the Shareholder, and the terms “Existing Shares” and “Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction. The Shareholder hereby agrees to notify AMNB and Buyer as promptly as practicable (and in any event within two business days after receipt) in writing of the number of any additional shares of AMNB Common Stock or other securities of AMNB of which the Shareholder acquires legal or beneficial ownership on or after the date hereof.

4.	Capacity; Obligation to Vote.

Notwithstanding anything in this Agreement to the contrary, with respect to the terms of this Agreement relating to the Shares, this Agreement relates solely to the capacity of the Shareholder as a shareholder or other beneficial owner of the Shares and is not in any way intended to affect or prevent the exercise by the Shareholder of his or her responsibilities as a director or officer of AMNB, as applicable, to the extent permitted by the Merger Agreement or required by law.

5.	Acquisition Proposals.

The Shareholder shall not, and shall cause his or her affiliates and Representatives not to, directly or indirectly, (a) initiate, solicit, encourage or facilitate any inquiries or proposals with respect to any Acquisition Proposal, (b) engage or participate in any negotiations with any person concerning any Acquisition Proposal, (c) provide any confidential or nonpublic information or data to, have or participate in any discussions with any person relating to any Acquisition Proposal, (d) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined under the Exchange Act) with respect to an Acquisition Proposal or otherwise encourage or assist any party in taking or planning any action that would reasonably be expected to compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement, (e) initiate a shareholders’ vote or action by consent of Seller’s shareholders with respect to an Acquisition Proposal, (f)

except by reason of this Agreement, become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Seller that takes any action in support of an Acquisition Proposal, or (g) unless this Agreement has been terminated in accordance with its terms, approve or enter into any term sheet, letter of intent, commitment, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or other agreement (whether written or oral, binding or nonbinding) in connection with or relating to any Acquisition Proposal.

6.	Term; Termination.

The term of this Agreement shall commence on the date hereof. This Agreement shall terminate upon the earlier of (i) the Effective Time of the Mergers, or (ii) termination of the Merger Agreement in accordance with Article VIII of the Merger Agreement; provided, that the provisions of Sections 6, 8, 9, 10, 11, 12, 13, 14, 15, 16 and 17 of this Agreement shall survive any termination of this Agreement. Other than as provided for herein, following the termination of this Agreement, there shall be no further liabilities or obligations hereunder on the part of the Shareholder, Buyer or AMNB, or their respective officers or directors, except that nothing in this Section 6 and no termination of this Agreement shall relieve any party hereto from any liability for fraud or breach of this Agreement.

7.	Stop Transfer Order.

In furtherance of this Agreement, as soon as practicable after the date hereof, the Shareholder shall hereby authorize and instruct AMNB to instruct its transfer agent to enter a stop transfer order with respect to all of Shares for the period from the date hereof through the date this Agreement is terminated in accordance with Section 6 hereof and agrees and that this Agreement places limits on the voting of the Shares subject to the provisions of this Agreement.

8.	Specific Performance.

The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and, accordingly, that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security or a bond as a prerequisite to obtaining equitable relief.

9.	Amendments; Waivers.

This Agreement may not be amended or waived except by an instrument in writing signed on behalf of each of the parties hereto. If Section 1 of this Agreement is in conflict with any applicable banking law, the number of the Shares subject to Section 1 shall automatically be reduced to the minimum extent necessary to avoid such conflict. Such reduction shall be made pro rata among the Shareholder and any other shareholders of AMNB who have executed a voting agreement on the date hereof with substantially similar provisions based on the relative share of the Shares beneficially owned by such shareholders.

10.	Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to any applicable conflicts of law principles.

(b)    Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in any state or federal court located in the Commonwealth of Virginia (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 11.

(c)    EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW AT THE TIME OF INSTITUTION OF THE APPLICABLE LITIGATION, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10(C).

11.	Notices.

All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, by e-mail transmission (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (A) with respect to Buyer or AMNB, the applicable address set forth in Section 9.5 of the Merger Agreement, and (B) with respect to the Shareholder, at the address for the Shareholder on Schedule A.

12.	Benefit of Agreement; Assignment.

(a)    Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

(b)    The parties hereto agree and designate Buyer and AMNB as third-party beneficiaries of this Agreement, with Buyer and AMNB each having the right to enforce the terms hereof. Except as specifically provided in this Section 12, this Agreement (including the documents and instruments referred to herein) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance herewith without notice or liability to any other person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, persons other than the parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

13.	Counterparts; Facsimile Signature.

This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by means of a facsimile machine or by e-mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation of a contract and each party hereto forever waives any such defense.

14.	Severability.

Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, illegal or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable.

15.	No Ownership Interest.

Nothing contained in this Agreement shall be deemed to vest in AMNB or Buyer any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Shareholder, and AMNB or Buyer shall not have any authority to direct the Shareholder in the voting or disposition of any of the Shares, except as otherwise provided herein.

16.	Entire Agreement.

This Agreement and, to the extent referenced herein, the Merger Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, constitutes the entire agreement among the parties and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

17.	Interpretation.

The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The word “or” shall not be exclusive. References to “the date hereof” shall mean the date of this Agreement.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first written above.

ATLANTIC UNION BANKSHARES CORPORATION

By:
Name:	John C. Asbury
Title:	President and Chief Executive Officer

AMERICAN NATIONAL BANKSHARES INC.

By:
Name:	Jeffrey V. Haley
Title:	President and Chief Executive Officer

SHAREHOLDER

Name:

SCHEDULE A

Number of Shares and Notice Information

Name	Share
Address for notice:
Name:

Street:

City, State:

Zip Code:

Telephone:

Fax:

Email:

SCHEDULE B

Liens

[None]